UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2006

LitFunding Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-49679	93-1221399
(State of other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

6375 S. Pecos Road
Las Vegas, Nevada	89120
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (702) 898-8388

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Press Release

On August 29, 2006, the Registrant issued a press release announcing that its wholly owned subsidiary, Global Universal Film Group, has commenced filming “You’ve Got the Part!”, which is a new reality show using the latest advancement in cell phone and Internet technologies to find Hollywood’s new generation of aspiring actors. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01 Exhibits.

99	Press Release dated August 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LitFunding Corp.,

a Nevada corporation

By:/s/ Morton Reed
Morton Reed, Chief Executive Officer

Date: September 1, 2006